Exhibit 99.2
Earnings Presentation Quarter Ended June 30, 2023 WhiteHorse Finance, Inc. NASDAQ: WHF (Common Stock)

1 References in this presentation to “WHF”, “we”, “us”, “our” and “the Company” refer to WhiteHorse Finance, Inc. This presentation and the information and views included herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. Investors are advised to consider carefully the Company’s investment objectives, risks, charges and expenses before investing in the Company’s securities. Our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, which have been filed with the Securities and Exchange Commission (“SEC”), contain this and other information about the Company and should be read carefully before investing in the Company’s securities. The information in this presentation is not complete and may be changed. This presentation is not an offer to sell the Company’s securities and is not soliciting an offer to buy the Company’s securities in any jurisdiction where such offer or sale is not permitted. A shelf registration statement relating to the Company’s securities is on file with the SEC. A public offering of the Company’s securities may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained by writing the Company at 1450 Brickell Avenue, 31st Floor, Miami, FL 33131, Attention: Investor Relations, or by calling (305) 381-6999; copies may also be obtained by visiting EDGAR on the SEC’s website at http://www.sec.gov. Forward Looking Statements Some of the statements in this presentation constitute forward-looking statements, which relate to future events or the Company’s future performance or financial condition. The forward-looking statements contained in this presentation involve risks and uncertainties, including statements as to: the Company’s future operating results; changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets, which could result in changes to the value of the Company’s assets; the impact of the COVID-19 pandemic and its effects on the Company’s and its portfolio companies’ results of operations and financial condition; the Company’s business prospects and the prospects of its prospective portfolio companies; the impact of investments that the Company expects to make; the impact of increased competition; the Company’s contractual arrangements and relationships with third parties; the dependence of the Company’s future success on the general economy and its impact on the industries in which the Company invests; the ability of the Company’s prospective portfolio companies to achieve their objectives; the relative and absolute performance of the Company’s investment adviser; the Company’s expected financings and investments; the adequacy of the Company’s cash resources and working capital; the timing of cash flows, if any, from the operations of the Company’s prospective portfolio companies; and the impact of future acquisitions and divestitures. Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. The Company has based the forward-looking statements included in this presentation on information available to us on the date of this presentation, and the Company assumes no obligation to update any such forward-looking statements. Actual results could differ materially from those implied or expressed in the Company’s forward-looking statements for any reason, and future results could differ materially from historical performance. Although the Company undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that are made directly to you or through reports that the Company in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. For a further discussion of factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the annual reports on Form 10-K and quarterly reports on Form 10-Q we file with the SEC. Important Information and Forward Looking Statements

WhiteHorse Finance Snapshot

Company:	WhiteHorse Finance, Inc. ("WhiteHorse Finance" or the "Company")
Equity Ticker:	NASDAQ: WHF
Market Cap:	$314.0MM[(1)]
NAV / Share:	$14.00
Portfolio Fair Value:	$728.4MM
Current Dividend Yield:	10.6%[(1)(2)]; consistent quarterly dividends at or above $0.355 per share since 2012 IPO
External Manager:	Affiliate of H.I.G. Capital, LLC ("H.I.G. Capital" or "H.I.G.")

(1) Based on August 7, 2023 share price of $13.51.
(2) Based on LTM dividend rate, excluding special dividends, relative to closing share price.

WHITEHORSE FINANCE 2

Overview of WhiteHorse Finance, Inc. 3 Portfolio at Fair Value ($MM) NAV + Cumulative Dividends per share Note: As of December 31st, of each respective year presented, unless otherwise noted. (1) Based on total capital commitments managed by H.I.G. Capital and affiliates. (2) Based on fair value. Does not include investments in STRS JV. Source: Company filings  WhiteHorse Finance, Inc. is a publicly listed Business Development Company (“BDC”) that completed its IPO in December 2012  WhiteHorse Finance’s investment activities are managed by H.I.G. WhiteHorse Advisers, LLC, an affiliate of H.I.G. Capital, a leading global alternative asset manager with over $58Bn of capital under management(1)  Principally focused on originating senior secured loans to performing lower middle market companies with individual enterprise values generally between $50MM and $350MM  Diversified investment portfolio totaling $728.4MM as of June 30, 2023  Investments across 116 positions in 70 portfolio companies as of June 30, 2023 − Average Investment Size(2): $5.5MM (Average Debt Investment Size(2): $7.1MM) − Largest Portfolio Company Investment(2): $22.1MM  Invested $2,506MM in 218 transactions since December 2012 IPO  The Company and State Teachers Retirement System of Ohio (“STRS Ohio”), a public pension fund established under Ohio law, partnered to create WHF STRS Ohio Senior Loan Fund LLC (“STRS JV”), a joint venture formed to invest in directly originated, senior secured first and second lien term loans. $180.5 $272.4 $403.5 $415.3 $411.7 $440.7 $469.6 $589.7 $690.7 $819.2 $760.2 $728.4 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Q2 2023 $15.30 $15.16 $15.04 $13.33 $13.63 $13.98 $15.35 $15.23 $15.23 $15.10 $14.30 $14.00 $0.20 $0.32 $0.46 $0.11 $1.53 $0.51 $0.51 $2.95 $4.37 $5.79 $7.21 $8.63 $10.05 $11.47 $12.89 $14.31 $15.05 $15.41 $16.69 $17.99 $17.70 $19.42 $21.19 $23.98 $25.48 $27.02 $28.45 $29.12 $29.55 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Q2 2023 Net asset value Cumulative special dividends paid Cumulative base dividends paid

Overview of WhiteHorse Finance, Inc. (continued)

Investment Strategy

- Generate attractive risk-adjusted return in all market conditions by originating and investing in senior secured loans to performing lower middle market companies and leveraging the knowledge of H.I.G. Capital
- Differentiated proprietary deal flow from over 65 dedicated deal professionals sourcing through direct coverage of financial sponsors and intermediaries
- Rigorous credit process focused on fundamental analysis with emphasis on downside protection and cash flow visibility
- 10-person investment committee with more than 250 years of industry experience
- Investment strategy focused on first lien and second lien senior secured investments in lower middle market companies with a target hold size of $5MM to $25MM

Summary Stats:

Invested Capital since IPO:	$2,506MM(1)
Number of Investments Made:	~218(1)
Average Investment Size:	~$5.5MM(2)
All-in Yield:	13.4%(3)
Net Debt / EBITDA of Current Portfolio Companies:	~4.1x(4)
Secured Debt as a % of Total Debt:	~100%(5)

Note: As of June 30, 2023, unless otherwise noted.

(1) Reflects life-to-date since IPO and may exclude follow-on transactions and investments in STRS JV made via asset transfers in-kind.

(2) Across 114 investments. Does not include investments in STRS JV.

(3) Reflects weighted average effective yield of income-producing debt investments. Weighted average effective yield for entire portfolio, including equities and investments in STRS JV, as of June 30, 2023, is 12.5%. Weighted average effective yield is computed by dividing (a) annualized interest income (including interest income resulting from the amortization of fees and discounts) by (b) the weighted average cost of investments.

(4) Measured at origination based on borrower reporting and WHF's target underwriting leverage. Does not include investments in STRS JV.

(5) Based on fair value. Does not include the Company's investments in STRS JV.

WHITEHORSE FINANCE 4

5 Summary of Quarterly Results  Total investments at fair value decreased to $728.4 million in Q2 2023 as compared with $749.2 million in Q1 2023.  The Company made investments in three new portfolio companies for gross deployments of $19.3 million and made add-on investments totaling $4.5 million.  The Company transferred three investments to the STRS JV totaling $12.6 million. The Company received additional dispositions and principal repayments of $28.8 million.  The weighted average effective yield on income-producing investments at the end of Q2 2023 was approximately 13.4% as compared with approximately 13.2% at the end of the prior quarter.  Q2 Net Investment Income (“NII”) was $10.6 million, or $0.456 per share, which compares with Q1 NII of $10.7 million, or $0.461 per share.  Q2 Core NII(1) was $10.6 million, or $0.456 per share, compared with the quarterly distribution of $0.37 per share. This compares with Q1 Core NII of $10.7 million, or $0.461 per share.  Net realized and unrealized losses on investments and foreign currency transactions for Q2 2023 were $6.7 million primarily driven by unrealized losses from investments in Arcstor Midco, LLC (d/b/a Arcserve (USA), LLC, Foodservices Brand Group, LLC (d/b/a Crown Brands Group) and Pressurized Holdings, LLC (f/k/a Starco).  NAV per share at the end of Q2 2023 was $14.00 per share compared with $14.20 per share from Q1 2023.  Gross leverage levels increased during the quarter to 1.32x from 1.30x at the end of Q1 2023. Cash on-hand at the end of Q2 2023 was $23.1 million resulting in net leverage of 1.25x as compared with 1.23x at the end of Q1 2023.  As of June 30, 2023, STRS JV had total assets of $343.5 million. The Company’s return on its investment in STRS JV at the end of Q2 2023 was 16.2%(2). Fiscal Quarter Highlights (1) Core net investment income is a non-GAAP financial measure. Refer to next slide for components and discussion of core net investment income. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, can also be found by accessing the earnings releases posted to the Company’s website at http://www.whitehorsefinance.com. (2) Computed as the annual stated rate of the subordinated notes, based on the subordinated notes outstanding as of the period, and dividends received over the last twelve-month period, based on average capital invested.

Quarterly Operating Highlights

Unaudited Quarterly Financials (USD in MM, except per share data)	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023
Total Investment Income[1]	**$ 20.0**	**$ 20.0**	**$ 21.6**	**$ 25.9**	**$ 26.2**	**$ 25.6**
Expenses						
Interest Expense	4.8	4.9	5.6	6.6	7.5	7.3
Base Management Fees	4.0	3.9	3.9	3.9	3.7	3.7
Performance-based Incentive Fees	1.4	1.8	1.0	2.8	2.7	2.6
Other Expenses	1.3	1.5	1.3	1.5	1.6	1.4
Total Expenses	**11.5**	**12.1**	**11.8**	**14.8**	**15.5**	**15.0**
Net Investment Income	**$ 8.5**	**$ 7.9**	**$ 9.8**	**$ 11.1**	**$ 10.7**	**$ 10.6**
Net Realized and Unrealized Gain / (Loss)	(2.8)	(0.5)	(5.9)	(12.3)	(3.2)	(6.7)
Net Increase in Net Assets from Operations	**$ 5.7**	**$ 7.4**	**$ 3.9**	**$ (1.2)**	**$ 7.5**	**$ 3.9**
Per Share						
Net Investment Income (NII)	*$ 0.37*	*$ 0.34*	*$ 0.42*	*$ 0.48*	*$ 0.46*	*$ 0.46*
Core NII[2]	*$ 0.34*	*$ 0.33*	*$ 0.37*	*$ 0.48*	*$ 0.46*	*$ 0.46*
Net Realized and Unrealized Gain / (Loss)	*$ (0.12)*	*$ (0.02)*	*$ (0.25)*	*$ (0.53)*	*$ (0.14)*	*$ (0.29)*
Earnings	*$ 0.25*	*$ 0.32*	*$ 0.17*	*$ (0.05)*	*$ 0.32*	*$ 0.17*
Dividends Declared	*$ 0.355*	*$ 0.355*	*$ 0.355*	*$ 0.355*	*$ 0.355*	*$ 0.370*
Special Dividends Declared	*$ -*	*$ -*	*$ -*	*$ 0.050*	*$ 0.070*	*$ -*
Core NII Dividend Coverage	*97%*	*94%*	*105%*	*134%*	*130%*	*123%*

Note: Numbers may not foot due to rounding.

(1) Total investment income includes investment income (e.g., interest and dividends) from investments in STRS JV.

(2) Core net investment income is a non-GAAP financial measure. The Company believes that core net investment income provides useful information to investors and management because it reflects the Company's financial performance excluding (i) the net impact of costs associated with the refinancing of the Company's indebtedness, (ii) the accrual of the capital gains incentive fee attributable to realized and unrealized gains and losses, and (iii) certain excise or other income taxes (net of incentive fees). The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, can be found by accessing the earnings releases posted to the Company's website at http://www.whitehorsefinance.com.

Source: Company filings

WHITEHORSE FINANCE 6

7 Quarterly Balance Sheet Highlights Note: Numbers may not foot due to rounding (1) Includes Restricted Cash. (2) Calculated as Total Gross Debt Outstanding divided by Total Net Assets. (3) Net Leverage Ratio is defined as debt outstanding less cash, divided by total net assets. (4) Fundings, exits and repayments may include cash flows on revolver investments as well as non-cash transactions (e.g., PIK, equity issuances). Unaudited Quarterly Financials Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 (USD in MM, except per share data) Assets Investments at Fair Value $ 800.4 $ 766.5 $ 764.6 $ 760.2 $ 749.2 $ 728.4 Cash and Equivalents 21.3 18.6 19.3 26.3 22.2 23.1 (1) Other Assets 17.1 14.5 12.8 10.0 9.6 20.7 Total Assets $ 838.8 $ 799.6 $ 796.7 $ 796.5 $ 781.0 $ 772.2 Liabilities Debt (net of issuance costs) 467.9 423.2 431.0 440.4 423.7 424.7 Other Liabilities 23.0 29.0 22.7 23.7 27.3 22.2 Total Liabilities $ 490.9 $ 452.2 $ 453.7 $ 464.1 $ 451.0 $ 446.9 Total Net Assets $ 347.9 $ 347.4 $ 343.0 $ 332.4 $ 330.0 $ 325.3 Total Liabilities and Net Assets $ 838.8 $ 799.6 $ 796.7 $ 796.5 $ 781.0 $ 772.2 Net Asset Value per Share $ 14.9 9 $ 14.9 5 $ 14.7 6 $ 14.3 0 $ 14.2 0 $ 14.0 0 Leverage Ratio(2) 1.36x 1.23x 1.27x 1.34x 1.30x 1.32x Net Leverage Ratio(3) 1.30x 1.18x 1.22x 1.26x 1.23x 1.25x Gross Fundings 103. 6 66.9 53.3 56.3 37.3 28.0 (4) Exits and Repayments (121.0) (101.2) (49.6) (51.3) (48.2) (45.2) (4) Net Fundings/(Repayments) $ (17.4) $ (34.3) $ 3. 7 $ 5. 0 $ (10.9) $ (17.2)

Portfolio Highlights

($ in MM, except per share data)

Portfolio Investment	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023
Total Fair Value of Investments	$ 800.4	$ 766.5	$ 764.6	$ 760.2	$ 749.2	$ 728.4
Number of Portfolio Investments	111	105	107	115	116	116
Number of Portfolio Companies	68	68	68	72	70	70
Average Investment Size[1]	$ 6.4	$ 6.4	$ 6.3	$ 5.8	$ 5.7	5.5
Average Borrower Size[1]	$ 10.4	$ 9.9	$ 9.9	$ 9.3	$ 9.4	$ 9.1
Average Debt Investment Size[1]	$ 7.7	$ 7.9	$ 7.7	$ 7.0	$ 7.2	$ 7.1
Fair Value as a Percentage of Principal[1][2]	98.5%	97.6%	96.5%	95.6%	95.1%	94.5%

Total Portfolio Effective Yield[3]	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023
Weighted average effective yield on income-producing debt investments[1]	9.2%	9.9%	11.4%	12.6%	13.2%	13.4%
Weighted average effective yield on total portfolio[4]	9.3%	9.9%	11.0%	12.2%	12.6%	12.5%

Portfolio Composition - Floating vs. Fixed Investments (Debt Investments at Fair Value)[1]	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023
Percentage of fixed rate investments	0.4%	0.4%	0.4%	0.4%	0.4%	0.8%
Percentage of floating rate investments	99.6%	99.6%	99.6%	99.6%	99.6%	99.2%

Portfolio Composition - Sponsor vs. Non-Sponsor (Fair Value)[1]	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023
Sponsor	60.5%	59.8%	60.7%	62.3%	65.4%	64.8%
Non-Sponsor	39.5%	40.2%	39.3%	37.7%	34.6%	35.2%

Total Portfolio Composition by Instrument Type (Fair Value)	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023
First lien secured loans	81.0%	80.3%	80.6%	81.3%	81.2%	81.3%
Second lien secured loans	3.0%	2.9%	2.7%	2.7%	2.6%	2.4%
Subordinated debt	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
STRS JV	12.6%	13.3%	13.3%	13.2%	13.4%	14.1%
Equity	3.4%	3.5%	3.4%	2.8%	2.8%	2.2%

Investments on Non-Accrual Status (Debt Investments)	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023
Fair Value of Investments on Non-accrual Status	$ -	$ -	$ -	$ -	$ 2.7	$ 19.0
Cost of Investments on Non-accrual Status	$ -	$ -	$ -	$ -	$ 3.7	$ 28.3
% of Investments on Non-accrual Status (Based on Fair Value of Debt Investments)[5]	0.0%	0.0%	0.0%	0.0%	0.4%	2.7%
% of Investments on Non-accrual Status (Based on Cost of Debt Investments)[5]	0.0%	0.0%	0.0%	0.0%	0.5%	4.0%

Note: Not a guarantee of future performance or investment pace.
(1) Does not include investments in STRS JV.
(2) Calculated based on funded principal amounts of debt investments.
(3) Weighted average effective yield is computed by dividing (a) annualized interest income (including interest income resulting from the amortization of fees and discounts) by (b) the weighted average cost of investments.
(4) Weighted average effective yield for entire portfolio, including equities and investments in STRS JV.
(5) Includes STRS JV Subordinated Note.
Source: Company filings

WHITEHORSE FINANCE 8

Portfolio Trends Historical Portfolio Trends 9 % Floating and % Fixed (Based on Fair Value) % Instrument Type (Based on Fair Value) % Sponsored / Non-Sponsored (Based on Fair Value) % Non Accruals (Based on Fair Value of Debt Investments)(1) Note: As of end of each year/quarter presented, unless otherwise noted; percentages may not add up to 100% due to rounding. Not a guarantee of future performance or investment pace. (1) Based on fair value of debt investments, including STRS JV Subordinated Note. 99.8% 99.9% 100.0% 100.0% 99.8% 99.6% 99.6% 99.2% 0.2% 0.1% 0.2% 0.4% 0.4% 0.8% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 2016 2017 2018 2019 2020 2021 2022 Q2 2023 Floating Fixed 32% 32% 44% 53% 58% 67% 62% 65% 68% 68% 56% 47% 42% 33% 38% 35% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 2016 2017 2018 2019 2020 2021 2022 Q2 2023 Sponsor Non-Sponsor 60% 52% 77% 81% 85% 85% 81% 81% 33% 39% 21% 11% 4% 3% 3% 2% 7% 9% 3% 3% 3% 3% 3% 2% 6% 7% 9% 13% 14% 2016 2017 2018 2019 2020 2021 2022 Q2 2023 % First Lien Loans % Second Lien Loans % Equity STRS JV % Subordinated 7.4% 3.3% 1.8% 2.5% 1.5% 1.3% 1.3% 0.0% 0.0% 0.0% 0.0% 0.4% 2.7% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 % of Investments on Non-accrual

14.1% 3.0% 2.9% 2.8% 2.7% 2.3% 2.3% 2.3% 2.2% 2.2% 63.2% STRS JV Future Payment Technologies, L.P. Sleep OpCo LLC Bulk Midco, LLC ABB/Con-cise Optical Group LLC Telestream Holdings Corporation BBQ Buyer, LLC Power Service Group CR Acquisition Inc. FGI Acquisition Corp. Empire Office, Inc. Other 10 Note: As of June 30, 2023, unless otherwise noted; percentages may not add up to 100% due to rounding. (1) Does not include investments in STRS JV. Industry classifications based on GICS. Composition by Borrower (Based on Fair Value) Composition by Industry(1) (Based on Fair Value) Borrower and Industry Diversity 5.8% 5.7% 4.6% 4.1% 4.1% 3.9% 3.8% 3.8% 3.6% 3.5% 3.5% 3.3% 50.3% Broadline Retail Application Software Office Services & Supplies Home Furnishings Air Freight & Logistics Building Products Specialized Consumer Services Health Care Services Leisure Facilities Data Processing & Outsourced Services Research & Consulting Services Commodity Chemicals Other STRS JV ~100% of WHF loans are senior secured

Effective Yield & Dividend Coverage

Debt Portfolio Effective Yield and Borrower Leverage(1) From IPO to June 30, 2023



15.5%
14.9%
13.1%
11.8%
11.7%
11.1%
10.7%
11.3%
11.4%
11.7%
11.6%
11.8%
11.9%
11.9%
12.1%
11.8%
11.8%
11.9%
11.9%
11.9%
12.0%
12.0%
11.9%
11.9%
11.7%
11.3%
11.1%
10.4%
9.9%
9.6%
9.9%
9.9%
9.6%
9.5%
9.3%
9.1%
9.2%
9.9%
11.4%
12.6%
13.2%
13.4%
2.8x
2.4x
4.1x
3.4x
3.4x
2.1x
4.5x
3.0x
3.8x
2.3x
3.1x
2.7x
3.0x
3.6x
2.9x
3.4x
3.2x
3.5x
3.4x
3.4x
3.2x
3.3x
3.3x
3.5x
3.6x
3.6x
3.6x
3.6x
3.7x
3.8x
3.7x
3.8x
4.0x
4.1x
4.1x
4.1x
4.0x
4.1x
4.1x
4.1x
4.1x
4.1x
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14
Q2'14
Q3'14
Q4'14
Q1'15
Q2'15
Q3'15
Q4'15
Q1'16
Q2'16
Q3'16
Q4'16
Q1'17
Q2'17
Q3'17
Q4'17
Q1'18
Q2'18
Q3'18
Q4'18
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20
Q1'21
Q2'21
Q3'21
Q4'21
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
Borrower Leverage through WHF Security
Effective Yield

Core NII(2) to Dividend Coverage(3)



Covered by $0.04
Covered by $0.03
Missed by $0.09
Missed by $0.10
Covered by $0.02
Missed by $0.01
Covered by $0.02
Missed by $0.02
Covered by $0.01
Missed by $0.04
Missed by $0.02
Missed by $0.03
Covered by $0.01
Covered by $0.12
Covered by $0.10
Covered by $0.09
$0.40
$0.36
$0.39
$0.36
$0.27
$0.36
$0.26
$0.36
$0.38
$0.36
$0.35
$0.36
$0.38
$0.36
$0.34
$0.36
$0.37
$0.36
$0.32
$0.36
$0.34
$0.36
$0.33
$0.36
$0.37
$0.36
$0.48
$0.36
$0.46
$0.36
$0.46
$0.37
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20
Q1'21
Q2'21
Q3'21
Q4'21
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
Core NII per share
Dividends per share

Note: Amounts may not foot due to rounding.

(1) Portfolio leverage is based on investment leverage at inception.

(2) Core net investment income is a non-GAAP financial measure. The Company believes that core net investment income provides useful information to investors and management because it reflects the Company's financial performance excluding (i) the net impact of costs associated with the refinancing of the Company's indebtedness, (ii) the accrual of the capital gains incentive fee attributable to realized and unrealized gains and losses, and (iii) certain excise or other income taxes (net of incentive fees). The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, can be found by accessing the earnings releases posted to the Company's website at http://www.whitehorsefinance.com

(3) Does not include special dividends.

Source: Company filings

WHITEHORSE FINANCE
11

Yield & Interest Rate Economic Analysis 12 (1) Weighted average effective yield is computed by dividing (a) annualized interest income (including interest income resulting from the amortization of fees and discounts) by (b) the weighted average cost of investments. (2) Income yield is calculated as (a) the actual amount earned on earning investments, including interest and recurring fee income but excluding amortization of capitalized fees and discounts. (3) Calculated as (a) effective yield less (b) weighted average cost of debt. (4) The weighted average cost of debt is calculated as (a) the actual amount of expenses incurred on debt obligations divided by (b) the daily average of total debt obligations. (5) The base reference rate represents the weighted average base rate for the quarter applied on the JPM Revolving Credit Facility borrowings. 11.1% 10.4% 9.9% 9.6% 9.9% 9.9% 9.6% 9.5% 9.3% 9.1% 9.2% 9.9% 11.4% 12.6% 13.2% 13.4% 10.7% 10.0% 9.5% 9.1% 9.4% 9.4% 9.1% 9.0% 8.8% 8.6% 8.8% 9.4% 10.8% 12.1% 12.6% 12.9% 5.7% 5.5% 5.2% 5.4% 6.2% 6.1% 5.7% 5.7% 5.7% 5.7% 5.7% 5.9% 6.8% 7.1% 7.1% 7.1% 5.4% 4.9% 4.7% 4.2% 3.7% 3.8% 3.8% 3.8% 3.6% 3.4% 3.5% 4.0% 4.6% 5.5% 6.1% 6.3% 2.3% 2.3% 1.7% 1.0% 0.3% 0.2% 0.2% 0.2% 0.1% 0.2% 0.3% 0.9% 2.1% 3.7% 4.8% 5.2% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Effective Yield⁽¹⁾ Income Yield⁽²⁾ Net Investment Spread⁽³⁾ Weighted Average Cost of Debt⁽⁴⁾ Base reference rate⁽⁵⁾

Investment Performance Ratings 13 Investment Performance Ratings (% of Portfolio at Fair Value) Rating 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Q1 2023 Q2 2023 1 6.3% 2.3% 22.2% 15.4% 8.6% 12.3% 14.3% 2 100.0% 92.4% 100.0% 90.3% 87.0% 83.9% 80.1% 83.3% 61.1% 74.7% 66.2% 60.9% 62.0% 3 7.6% 7.9% 13.0% 16.1% 13.6% 13.1% 15.0% 8.9% 22.2% 25.0% 20.6% 4 0.0% 0.0% 0.0% 0.6% 1.0% 3.0% 1.8% 3.1% 5 1.8% 0.0% 1.3% 1.1% - - - - 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% Investment Perfomance Rating Definitions Rating Definition 1 The portfolio company's risk of loss has been reduced relative to initial expectations. 2 The portfolio company is meeting initial expectations with regard to performance and outlook. 3 The investment's risk of loss has increased relative to initial expectation. 4 Investment principal is at a material risk of not being fully repaid. 5 Investment is in payment default and has significant risk of not receiving full repayment.

Net Asset Value Trends 14 *As a supplement to GAAP financial measures, the Company has provided this non-GAAP measure. The Company believes that this non-GAAP financial measure is useful as it highlights the changes in NAV per share of common stock for each quarter excluding the impact of special dividends that were paid and shows the pro forma to the Company’s NAV per share after payment of regular distributions. Net Asset Value Per Share 15.43 15.55 15.56 14.81 14.58 15.00 15.30 15.16 15.04 13.33 13.63 13.98 15.35 15.23 15.23 15.10 14.30 14.00 $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 Net Asset Value If No Special Dividends Were Paid Net Asset Value

NAV Per Share Bridge 15 Note: Numbers may not foot due to rounding. Core net investment income is a non-GAAP financial measure. The Company believes that core net investment income provides useful information to investors and management because it reflects the Company's financial performance excluding (i) the net impact of costs associated with the refinancing of the Company's indebtedness, (ii) the accrual of the capital gains incentive fee attributable to realized and unrealized gains and losses, and (iii) certain excise or other income taxes (net of incentive fees). The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, can be found by accessing the earnings releases posted to the Company’s website at http://www.whitehorsefinance.com. Source: Company filings

03/31/2023 Quarterly Change 06/30/2023 Outstanding Debt: Outstanding Debt: $428.0 $0.6 $428.6 Driven by net borrowings to fund new investments NAV: NAV: $330.0 ($4.7) $325.3 Driven by net realized and unrealized losses Leverage Migration 16 Note: Numbers may not foot due to rounding. ($ in MM) Leverage Ratio: 1.32x Leverage Ratio: 1.30x Sales & Principal Payments 45.2 $ Acquisition of Investments $28.0 Borrowings 25.6 Debt Paydown 25.4 Net Investment Income 10.6 Unsettled investment transactions 11.4 Dividend Payment, net of distributions 9.9 Balance Sheet Cash 0.8 Other Balance Sheet Changes 5.9 Total $81.4 Total $81.4 Sources Uses

0.75x 0.97x 1.04x 0.86x 0.94x 1.25x 1.08x 1.14x 1.19x 1.38x 1.36x 1.23x 1.27x 1.34x 1.30x 1.32x 0.00x 0.20x 0.40x 0.60x 0.80x 1.00x 1.20x 1.40x Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Debt/ Equity Note: As of end of each quarter presented, unless otherwise noted. Not a guarantee of future performance or investment pace. (1) As of June 30, 2023, WHF had $3.9MM of deferred debt issuance costs. (2) Gross leverage excluding cash. 3 Current Debt Outstanding (as of June 30, 2023) Outstanding Weighted Average Interest Rate Maturity (1) ($ in MM) Commitment 2025 S+2.500% payable quarterly $238.6 $335.0 (Accordion Feature up to $375) Revolving Credit Facility 2023 6.000% payable semi-annually; unsecured 6.000% 2023 Notes $30.0 $30.0 2025 5.375% payable semi-annually; unsecured 5.375% 2025 Notes $40.0 $40.0 2026 5.375% payable semi-annually; unsecured 5.375% 2026 Notes $10.0 $10.0 2026 4.000% payable semi-annually; unsecured 4.000% 2026 Notes $75.0 $75.0 2027 5.625% payable semi-annually; unsecured 5.625% 2027 Notes $10.0 $10.0 2028 4.250% payable semi-annually; unsecured 4.250% 2028 Notes $25.0 $25.0 6.4% weighted average cost of debt Total Debt $525.0 $428.6 $325.3 NA Total Shareholders’ Equity/Net Assets Funding Profile 17 Gross Debt to Equity(2) 1.0x-1.35x Target Leverage

18 Appendix

Regional Direct Origination Footprint

Origination Footprint (as of June 30, 2023)

- Scope of H.I.G. WhiteHorse market coverage results in consistent investment activity levels regardless of market conditions
- Dedicated direct lending team of 68 investment and origination professionals
- Regional footprint with 24 dedicated direct lending originators in 12 North American offices
- Global platform of approximately ~565 investment professionals across 18 offices in 9 countries and 3 continents
- Additional ~30 generalist business development professionals dedicated to sourcing proprietary opportunities in the lower to middle market



(Vancouver)
(Calgary)
Alaska
Toronto
Boston
Stamford
New York
Washington, D.C.
Chicago
Cincinnati
San Francisco
Los Angeles
Atlanta
Dallas
Miami
Existing offices with senior originators
Headquarters of a portfolio company

19

Note: As of end of each quarter presented, unless otherwise noted. Not a guarantee of future performance or investment pace. As of June 30, 2023 STRS JV had $2.2MM of deferred debt issuance costs. 3 Maturity Weighted Average Interest Rate Outstanding(1) ($ in MM) Commitment 2026 S+2.72% payable quarterly $184.6 $262.5 ($75 Accordion Feature) Revolving Credit Facility N/A L+6.50% Subordinated Note $140.0 $124.0 payable quarterly 9.2% weighted average cost of debt Total Debt $402.5 $308.6 Equity $35.0 $31.0 N/A N/A STRS JV Key Terms and Funding Profile 20  WHF and STRS Ohio have committed to provide up to $175 million in subordinated notes and equity to STRS JV, with STRS Ohio providing $60 million and WHF providing $115 million.  WHF and STRS Ohio share voting control 50%/50%.  Equity ownership of 65.71% WHF and 34.29% STRS  An affiliate of H.I.G. provides day-to-day administrative oversight Key Terms Current Debt Outstanding (as of June 30, 2023) ($ in MM)

21 Note: As of June 30, 2023, unless otherwise noted; percentages may not add up to 100% due to rounding. (1) Industry classifications based on GICS. Composition by Borrower (Based on Fair Value) Composition by Industry(1) (Based on Fair Value) 100% of STRS JV loans are senior secured STRS JV Borrower and Industry Diversity 5.8% 5.8% 4.8% 4.5% 4.5% 4.5% 4.3% 4.1% 4.1% 4.0% 53.6% Source Code Holdings, LLC Marlin DTC-LS Midco 2, LLC Meta Buyer LLC Geo Logic Systems Ltd. Cennox Holdings Limited RCKC Acquisitions LLC Drew Foam Companies Inc MEP-TS Midco, LLC LMG Holdings, Inc. Juniper Landscaping Holdings LLC Other 15.7% 8.4% 5.9% 5.8% 5.8% 4.8% 4.5% 4.6% 4.3% 4.1% 4.1% 3.7% 28.3% IT Consulting & Other Services Environmental & Facilities Services Industrial Machinery & Supplies & Components Broadline Retail Technology Hardware, Storage & Peripherals Pharmaceuticals Construction & Engineering Data Processing & Outsourced Services Building Products Application Software Electronic Equipment & Instruments Advertising Other

Origination Pipeline Funnel[(1)]

Three tier sourcing platform, generating meaningful investable opportunities for WhiteHorse Finance

Over 60 WhiteHorse deal professionals dedicated to sourcing and underwriting for WHF

+

20+ person business development team seeks opportunities from H.I.G.'s proprietary database of over 21,000 contacts (telephonic salesforce)

+

Deals being sourced by over 500 Investment Professionals across H.I.G.'s platform

Typical Underwriting Process: 3-6 months	**Total**	**% of Sourced**
Opportunities Reviewed	**9,936**	*100.0%*
Initial Due Diligence	**2,284**	*23.0%*
Term Sheets Delivered	**610**	*6.1%*
Closed Transactions	**225**	*2.3%*

- With access to H.I.G. Capital's extensive sourcing network, the Company is able to capitalize on attractive self-originated lower middle market transactions as compared to the broadly syndicated market
- Directly originated loans to lower middle market companies typically generate more attractive risk-adjusted returns relative to larger, broadly syndicated credits

(1) Origination Pipeline figures reflect 2014 through June 30, 2023.

WHITEHORSE FINANCE 22

Corporate Data

Board of Directors
John Bolduc
Chairman of the Board

Stuart Aronson
Director

Jay Carvell
Director

Kevin F. Burke
Independent Director

Rick P. Frier
Independent Director

Rick D. Puckett
Independent Director

G. Stacy Smith
Independent Director

Investment Committee
Sami Mnaymneh
Co-Founder and Co-CEO of H.I.G. Capital

Anthony Tamer
Co-Founder and Co-CEO of H.I.G. Capital

Stuart Aronson
Chief Executive Officer and Director

Mark Bernier
Managing Director of WhiteHorse Capital

John Bolduc
Chairman of the Board, Executive Managing Director of H.I.G. Capital

Javier Casillas
Global Chief Credit Officer and Managing Director of WhiteHorse Capital

Pankaj Gupta
Global Head of Originations and Managing Director of WhiteHorse Capital

David Indelicato
Managing Director of WhiteHorse Capital

Brian Schwartz
Co-President of H.I.G. Capital

John Yeager
Managing Director of WhiteHorse Capital

Corporate Officers
Stuart Aronson
Chief Executive Officer

Marco Collazos
Chief Compliance Officer

Joyson Thomas
Chief Financial Officer

Research Coverage
Bryce Rowe
B. Riley FBR

Erik Zwick
Hovde Group

Melissa Wedel
J.P. Morgan

Mickey Schleien
Ladenburg Thalmann & Co. Inc.

Mitchel Penn
Oppenheimer & Co.

Robert Dodd
Raymond James

Corporate Counsel
Dechert LLP
New York, NY

Corporate Headquarters
1450 Brickell Avenue
31st Floor
Miami, FL 33131

Transfer Agent
Equiniti Trust Company, LLC
New York, NY

Investor Relations Contact
1450 Brickell Avenue
31st Floor
Attention: Investor Relations

Miami, FL 33131
(305) 381-6999

Independent Registered Public Accounting Firm
Crowe LLP
Chicago, IL

Securities Listing
NASDAQ: WHF

Please visit our website at:
www.whitehorsefinance.com

WHITEHORSE FINANCE 23